SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): JULY 15, 2005

CROGHAN BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

0-20159
(Commission File Number)

OHIO (State or other jurisdiction of incorporation)	31-1073048 (IRS Employer Identification No.)

323 CROGHAN STREET, FREMONT, OHIO (Address of principal executive offices)	43420 (Zip Code)

(419) 332-7301
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On July 15, 2005, Croghan Bancshares, Inc. issued a press release announcing that its Board of Directors authorized a repurchase program in which up to 5% of Croghan’s outstanding common shares may periodically be repurchased in the open market during the six-month period commencing August 1, 2005. The press release is attached hereto as Exhibit 99 and incorporated herein by reference .

Item 9.01 – Financial Statements and Exhibits.

     (a) None required.

     (b) None required.

     (c) Exhibits.

Exhibit Number	Description

99	Press Release dated July 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROGHAN BANCSHARES, INC. (Registrant)

Date: July 15, 2005	By: /s/ Steven C. Futrell

Steven C. Futrell, President & CEO

INDEX TO EXHIBITS

Exhibit Number	Description

99	Press Release dated July 15, 2005